The Glenmede Fund, Inc.
Philadelphia International Emerging Markets Fund
Class I (GTEMX)
Class IV (GPEMX)
Supplement dated June 30, 2011 to the
Prospectus dated December 31, 2010
The “Fees and Expenses of the Portfolio” section for the Philadelphia International Emerging Markets Fund on page 3 of the prospectus is hereby deleted in its entirety and replaced with the following:
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Class I	Class IV
Shareholder Fees (fees paid directly from your investment into the Portfolio)
Purchase Premium (as a % of amount invested)	0.80%	0.80%

Redemption Fee (as a % of amount redeemed)	0.80%	0.80%

	Class I	Class IV
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%
Other Expenses[1]	4.18%	3.95%

	Class I	Class IV
Shareholder Service Fees	0.25%	0.02%
Other Operating Expenses	3.93%	3.93%

Total Annual Portfolio Operating Expenses	4.83%	4.60%
Fee Waivers and Expense Reimbursements[2]	3.35%	3.35%

Net Expenses	1.48%	1.25%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

[2]	The Advisor has contractually agreed to waive all or a portion of its Management Fee and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest, taxes and any other items as agreed by the Portfolio and the Advisor from time to time) to the extent the Portfolio’s total annual operating expenses exceed 1.48% of Class I’s average daily net assets and 1.25% of Class IV’s average daily net assets. The Advisor has contractually agreed to these waivers and/or reimbursements until at least October 31, 2012 and may discontinue this arrangement at any time thereafter.
The “Example” section for the Philadelphia International Emerging Markets Fund on page 3 of the prospectus is hereby deleted in its entirety and replaced with the following:
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$312	$1,306
Class IV	$289	$1,240
     You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class I	$229	$1,223
Class IV	$206	$1,157